UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

Kemper Corporation

(Exact Name of Registrant as Specified in Charter)

DE	001-18298	95-4255452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Wacker Drive Chicago, IL		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 312-661-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Merger Litigation

On February 13, 2018, Kemper Corporation, a Delaware corporation (the “Company”), and Infinity Property and Casualty Corporation, an Ohio corporation (“Infinity”), announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Vulcan Sub, Inc., an Ohio corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Infinity. The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Infinity, with Infinity surviving as a wholly owned subsidiary of the Company (the “Merger”).

On May 7, 2018, Mr. Jordan Rosenblatt filed a purported shareholder class action lawsuit against Infinity, the individual members of Infinity’s Board of Directors, the Company and Merger Sub in the United States District Court for the Southern District of Ohio. The case is captioned Rosenblatt v. Infinity Property and Casualty Corp. et al., No. 1:18-cv-00315-MRB (the “Merger Litigation”). The Merger Litigation alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 in connection with the proposed Merger and also alleges that the defendants’ joint proxy statement/prospectus with respect to the Merger, which was contained in a registration statement on Form S-4 filed on a preliminary basis with the Securities and Exchange Commission (the “SEC”) on April 4, 2018, subsequently amended through an amendment thereto filed with the SEC on April 24, 2018 and filed on a definitive basis with the SEC and declared effective by the SEC on April 27, 2018 (the “Proxy Statement”), contains certain material omissions and false and misleading statements. On May 14, 2018, Mr. Rosenblatt’s counsel sent a letter to counsel for the defendants demanding that defendants provide corrective disclosures of certain information which the Merger Litigation alleges must be included in the Proxy Statement. The Merger Litigation is seeking to enjoin or rescind the transactions contemplated by the Merger Agreement and requests attorneys’ and experts’ fees and damages in an unspecified amount.

The defendants believe these claims are without merit and intend to vigorously defend against these claims. However, in an effort to moot the plaintiff’s unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its shareholders, the defendants have determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. The defendants specifically deny all allegations in the Merger Litigation that any additional disclosure was or is required.

These supplemental disclosures will not affect the timing of the annual meeting of the Company’s shareholders scheduled for Friday, June 1, 2018 at 8:00 a.m. local time. These supplemental disclosures will also not affect the matters to be voted upon at such annual meeting of the Company’s shareholders or the previously disclosed recommendations thereon of the Company’s Board of Directors.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The following disclosure replaces the first full paragraph on page 158 of the Proxy Statement:

Deutsche Bank is an internationally recognized investment banking firm experienced in providing advice in connection with mergers and acquisitions and related transactions. Deutsche Bank is an affiliate of Deutsche Bank AG (together with its affiliates, the “DB Group”). One or more members of the DB Group have, from time to time, provided, investment banking, commercial banking (including extension of credit) and other financial services to

Kemper or its affiliates for which they have received, and in the future may receive, compensation. Based upon a review of its internal management information systems as of February 9, 2018, the DB Group had received less than €100,000 in fees for such services from Kemper since January 1, 2015. Based on a review of its internal management information systems as of February 9, 2018, the DB group had not received any fees for such services from Infinity since January 1, 2015. The DB Group may also provide investment and commercial banking services to Kemper, Infinity, and their respective affiliates in the future, for which Deutsche Bank would expect the DB Group to receive compensation. In the ordinary course of business, members of the DB Group may actively trade in the securities and other instruments and obligations of Kemper and Infinity and their respective affiliates for their own accounts and for the accounts of their customers. Accordingly, the DB Group may at any time hold a long or short position in such securities, instruments and obligations.

The following disclosure replaces the first full paragraph on page 161 of the Proxy Statement:

Deutsche Bank performed a dividend discount analysis pursuant to which the value of Infinity common stock was estimated by adding (1) the estimated net present value of Infinity’s future stream of dividend payments to Infinity shareholders for the years 2018 through 2020 plus (2) the estimated net present value of the terminal value of Infinity at the end of 2020 based upon certain operating and financial assumptions, forecasts and other information provided to Deutsche Bank by the management of Infinity. For purposes of such analysis, Deutsche Bank utilized discount rates of 10.5% to 12.5% and terminal values based on multiples of 1.60x to 1.80x projected tangible book value at the end of 2020 and 13.0x to 16.0x projected net income for 2021. Deutsche Bank derived the foregoing range of discount rates utilizing the capital asset pricing model, assuming a risk-free rate of 3.0% based on 20-year U.S. government bond yields as of February 9, 2018 and based on certain financial metrics, including betas and size premium, for Infinity and the Infinity selected companies. For purposes of its analysis, at the direction of Infinity’s management, Deutsche Bank derived Infinity’s tangible book value by subtracting Infinity’s publicly reported goodwill of approximately $75 million as of the end of the third quarter of fiscal 2017 from Infinity’s estimated ending book value for calendar years 2018, 2019 and 2020, in each case as provided by Infinity management.

The following disclosure replaces the first full paragraph under the heading “Dividend Discount Analysis” on page 162 of the Proxy Statement:

Deutsche Bank performed a dividend discount analysis pursuant to which the value of Kemper common stock was estimated by adding (1) the estimated net present value of Kemper’s future stream of dividend payments to Kemper stockholders for the years 2018 through 2020 plus (2) the estimated net present value of the terminal value of Kemper at the end of 2020 based upon certain operating and financial assumptions, forecasts and other information provided to Deutsche Bank by the management of Infinity. For purposes of such analysis, Deutsche Bank utilized discount rates of 9.5% to 11.5% and terminal values based on multiples of 1.60x to 1.80x projected tangible book value at the end of 2020 and 13.0x to 16.0x projected net income for 2021. Deutsche Bank derived the foregoing range of discount rates utilizing the capital asset pricing model, assuming a risk-free rate of 3.0% based on 20-year U.S. government bond yields as of February 9, 2018 and based on certain financial metrics, including betas and size premium, for Kemper and the Kemper selected companies. For purposes of its analysis, at the direction of Infinity’s management, Deutsche Bank derived Kemper’s tangible book value by subtracting Kemper’s publicly reported goodwill of approximately $323 million as of the end of the third quarter of fiscal 2017 from Kemper’s estimated ending book value for calendar years 2018, 2019 and 2020, in each case as provided by Infinity’s management. In addition, also at the direction of Infinity’s management Deutsche Bank derived Kemper’s estimated 2021 net income by applying a growth rate of 11% (representing the average net income growth rate for the prior two years) to Kemper’s estimated 2020 net income as provided by Infinity’s management.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),” “forecast(s),” “project(s),” “plan(s),” “intend(s),” “expect(s),” “might,” “may,” “could” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees or assurances of future performance. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that may be important in determining actual future results and financial condition. The general factors that could cause actual results and financial condition to differ materially from those expressed or implied include, without limitation, the following: (a) the satisfaction or waiver of the conditions precedent to the consummation of the proposed Merger involving the Company, a wholly-owned subsidiary of the Company and Infinity, including, without limitation, the receipt of stockholder and regulatory approvals (including approvals, authorizations and clearance by insurance regulators necessary to complete such proposed Merger) on the terms desired or anticipated (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of such proposed Merger); (b) unanticipated difficulties or expenditures relating to such proposed Merger; (c) risks relating to the value of the shares of the Company’s common stock to be issued in such proposed Merger; (d) disruptions of the Company’s and Infinity’s current plans, operations and relationships with third persons caused by the announcement and pendency of such proposed Merger, including, without limitation, the ability of the combined company to hire and retain any personnel; (e) legal proceedings that may be instituted against the Company and Infinity in connection with such proposed Merger; and (f) those factors listed in annual, quarterly and periodic reports filed by the Company and Infinity with the SEC, whether or not related to such proposed Merger.

The Company assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this Current Report on Form 8-K or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the proposed Merger involving the Company, a wholly-owned subsidiary of the Company and Infinity, among other things. In connection therewith, the Company filed with the SEC a Registration Statement on Form S-4 that includes a definitive joint proxy statement of the Company and Infinity and also constitutes a definitive prospectus of the Company, and each of the Company and Infinity may be filing with the SEC other documents regarding the proposed transaction. The Company and Infinity commenced mailing of the definitive joint proxy statement/prospectus to the Company’s stockholders and Infinity’s shareholders on April 30, 2018. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF THE COMPANY AND/OR INFINITY ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders may obtain free copies of the definitive joint proxy statement/prospectus, any amendments or supplements thereto and other documents filed with the SEC by the Company and Infinity through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge under the “Investors” section of the Company’s website located at http://www.kemper.com or by contacting the Company’s Investor Relations Department at 312.661.4930 or investors@kemper.com. Copies of the documents filed with the SEC by Infinity are available free of charge under the “Investor Relations” section of Infinity’s website located at http://www.infinityauto.com or by contacting Infinity’s Investor Relations Department at 205.803.8186 or investor.relations@infinityauto.com.

Participants in the Solicitation

The Company and Infinity, and their respective directors and executive officers, certain other members of their respective management and certain of their respective employees, may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of the Company is set forth in the definitive joint proxy statement/prospectus, which was filed with the SEC on April 27, 2018 and serves as the Company’s proxy statement for its 2018 annual meeting of stockholders, and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 13, 2018. Information about the directors and executive officers of Infinity is set forth in its annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 15, 2018, as amended on Form 10-K/A, filed with the SEC on April 23, 2018. Each of the foregoing can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

	By:	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Senior Vice President, Secretary and General Counsel

Date: May 22, 2018